UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2024

Federal Home Loan Bank of Pittsburgh
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:
412-288-3400
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On June 26, 2024, the Federal Home Loan Bank of Pittsburgh (Bank) filed a current report on form
8-K
(Original Report)
with
the Securities
and
Exchange Commission (SEC) reporting, together with related required disclosures, that:

•
on June 24, 2024, Winthrop Watson, President and Chief Executive Officer (CEO) of the Federal Home Loan Bank of Pittsburgh (Bank), notified the Bank’s Board of Directors (Board) of his intent to retire from the Bank, effective December 31, 2024; and

•	the Board subsequently named David G. Paulson, the Bank’s Chief Operating Officer, to serve as the Bank’s President and CEO, effective upon Mr. Watson’s retirement.
This Amendment No. 1 on Form
8-K/A
amends the Original Report to:

•	change its date of report on the Original Report’s cover from June 26, 2024 to June 24, 2024 (the date of the earliest event reported); and

•	reflect relevant Board action since the Original Report as described below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 15, 2024, the Board appointed Mr. Watson to serve the Bank as Executive Senior Advisor effective October 1, 2024 from which date Mr. Watson will no longer serve as the Bank’s President and CEO. Mr. Watson will serve in this role through December 31, 2024, the date of his retirement, with no change in his compensation and benefits as described in the Bank’s annual report on form
10-K
filed with the SEC on March 6, 2024. On August 15, 2024, the Board changed the effective date of Mr. Paulson’s appointment as the Bank’s President and CEO to be October 1, 2024 under the terms described in the Original Report.

Item 7.01.	Regulation FD Disclosure.
On August 15, 2024, the Bank issued a news release announcing Mr. Watson’s retirement and Mr. Paulson’s appointment as President and Chief Executive Officer. A copy of the news release is furnished with this report as Exhibit 99.1.
The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	News Release dated August 15, 2024, issued by the Bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE(S)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

August 16, 2024	By:	/s/ Peggy Delinois Hamilton
Name: Peggy Delinois Hamilton
Title: General Counsel and Corporate Secretary